Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	THOMAS C. ELLIOTT
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
ONE CRESCENT DRIVE, SUITE 203
PHILADELPHIA, PA 19112
(215) 546-5005; (215) 640-6357 (fax)

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR THE SECOND QUARTER ENDED JUNE 30, 2014

Philadelphia, PA - August 6, 2014 - Resource America, Inc. (NASDAQ: REXI)

Second Quarter 2014 Highlights
•Adjusted net income attributable to common shareholders of $4.6 million (see Schedule I)
•Stand-alone operating income of $4.8 million as compared to a $97,000 loss for the prior year period
•Increased gross assets under management by 17% to $18.9 billion since June 30, 2013
•Book value per common share of $7.88
Second Quarter 2014 Results
Resource America, Inc. (NASDAQ: REXI) (the "Company") reported adjusted net income attributable to common shareholders, a non-GAAP measure, of $4.6 million, or $0.21 per common share-diluted, and $7.0 million, or $0.32 per common share-diluted, for the three and six months ended June 30, 2014 as compared to adjusted net income attributable to common shareholders of $502,000, or $0.02 per common share-diluted, and $3.0 million, or $0.14 per common share-diluted, for the three and six months ended June 30, 2013, respectively. A reconciliation of the Company's reported GAAP net income attributable to common shareholders to adjusted net income attributable to common shareholders, a non-GAAP measure, is included as Schedule I to this release.

The Company reported GAAP net income attributable to common shareholders of $2.7 million, or $0.12 per common share-diluted, and $3.7 million, or $0.17 per common share-diluted, for the three and six months ended June 30, 2014, respectively, as compared to GAAP net income attributable to common shareholders of $1.1 million, or $0.05 per common share-diluted, and $1.6 million, or $0.07 per common share-diluted, for the three and six months ended June 30, 2013, respectively.
Assets Under Management
The following table details the Company's gross assets under management by operating segment, which increased by $2.8 billion (17%) from June 30, 2013 to 2014 (in billions):

	June 30,
	2014	2013
Financial fund management	$15.5	$13.6
Real estate	2.8	1.9
Commercial finance	0.6	0.6
	$18.9	$16.1

Net assets under management (1)	$8.8	$7.1

(1)	Net assets under management represents the proportionate share of assets managed by the Company after reflecting joint venture arrangements.
A description of how the Company calculates assets under management is set forth in Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2013.

Highlights for the Second Quarter Ended June 30, 2014 and Recent Developments
REAL ESTATE ASSET MANAGEMENT:
Equity Asset Management
Resource Real Estate Opportunity REIT, Inc. ("Opportunity REIT I"), a public non-traded real estate investment trust ("REIT") managed by the Company which specializes in acquiring and managing distressed real estate assets, had the following highlights:

◦	Increased total assets to $951.2 million at June 30, 2014, an increase of $662.4 million, or 229%, from $288.8 million at June 30, 2013.

◦
Acquired four multifamily assets for $112.4 million, placed $120.4 million of financing on these assets and disposed of one additional asset for $10.5 million during the three months ended June 30, 2014.

In February 2014, Resource Real Estate Opportunity REIT II, Inc. ("Opportunity REIT II") commenced its initial public offering of common stock and will focus on acquiring multifamily rental properties and selected loans. Opportunity REIT II is offering up to $1 billion in common stock at a maximum price of $10 per share. The Company is the external manager. Through August 5, 2014, Opportunity REIT II has raised $8.1 million.

•	In June 2014, Opportunity REIT II acquired its first asset, a multifamily apartment complex, for $9.5 million, financing $7.5 million of the purchase price.
Debt Asset Management
Resource Capital Corp. ("RSO"), a publicly-traded REIT managed by the Company which focuses on commercial real estate assets, had the following highlights:

•
During the quarter, raised $147.7 million in equity capital, including $116.2 million, net of underwriting discounts and expenses, in connection with the June 2014 Series C preferred stock offering of 4.8 million shares at a net price of $24.2125 (8.625% coupon) per share.

•	Originated $181.0 million of commercial real estate whole loans during the three months ended June 30, 2014.

•	In July 2014, completed a $354.0 million commercial real estate securitization that issued $235.0 million of floating-rate notes at a weighted average coupon of LIBOR plus 1.29%.
The following additional highlights contributed to the Company's real estate asset management operations:

•	The Company's real estate operating segment increased its assets under management at June 30, 2014 to $2.8 billion, an increase of $908.7 million, or 47%, from June 30, 2013.

•
Real estate revenues increased 11% and 14% to $13.4 million and $26.7 million, for the three and six months ended June 30, 2014, respectively, as compared to $12.2 million and $23.5 million for the three and six months ended June 30, 2013, respectively.

FINANCIAL FUND MANAGEMENT:
Credit Asset Management
CVC Credit Partners, L.P. ("CCP"), the Company's global joint venture, closed Apidos CLO XVII, Ltd. (issuing notes with a par value of $500.0 million), Apidos CLO XVIII, Ltd. (issuing notes with a par value of $700.0 million) and CVC Cordatus Loan Fund III Limited (issuing notes with a par value of €436.0 million). Since creating this joint venture in April 2012, CCP has closed 10 collateralized loan obligation issuers (issuing notes with a total par value of $5.3 billion) and expects to receive approximately $24.9 million in fees on an annual run rate basis. The Company has a 33% interest in this joint venture.
The following additional highlights contributed to the Company's financial fund asset management operations:

•	The Company's financial fund management operating segment increased its assets under management at June 30, 2014 to $15.5 billion, an increase of $1.9 billion, or 13%, from June 30, 2013.

•
Financial fund management revenues increased 233% and 126% to $8.1 million and $15.2 million, for the three and six months ended June 30, 2014, respectively, as compared to $2.4 million and $6.7 million for the three and six months ended June 30, 2013, respectively.

CORPORATE/OTHER:
Corporate Credit Facility Modification

•	In April 2014, the Company increased its revolving credit facility with TD Bank, N.A. to $11.5 million and extended the maturity from December 2014 to December 2017.
Share Repurchases

•	The Company repurchased 233,891 of its shares during the second quarter ended June 30, 2014 at an average price of $8.91 per share.
Dividends

•	The Company's Board of Directors authorized a cash dividend of $0.05 per share on the Company’s common stock paid on July 31, 2014 to holders of record as of the close of business on July 17, 2014.

•	RSO's Board of Directors declared a cash dividend of $0.20 per common share for its quarter ended June 30, 2014.

Resource America, Inc. is a specialized asset management company that uses industry specific expertise to evaluate, originate, service and manage investment opportunities for its own account, its joint ventures, and for outside investors in the real estate, financial fund management and commercial finance sectors.
For more information, please visit our website at www.resourceamerica.com or contact investor relations at pkamdar@resourceamerica.com.
Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed or implied in this release and its other reports filed with the Securities and Exchange Commission, or SEC. For information pertaining to risks relating to these forward-looking statements, reference is made to the section "Risk Factors" contained in Item 1A of the Company's Annual Report on Form 10-K and in other of its public filings with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements to reflect new or changing information or events except as may be required by law.
A registration statement relating to securities offered by Opportunity REIT II was declared effective by the SEC on February 6, 2014.  A written prospectus relating to these securities may be obtained by contacting Resource Securities, Inc., 1845 Walnut Street, 18th Floor, Philadelphia, PA 19103.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The remainder of this release contains the Company's unaudited consolidated balance sheets, consolidated statements of operations, consolidating statements of operations and reconciliation of GAAP net income attributable to common shareholders to adjusted net income attributable to common shareholders.

RESOURCE AMERICA, INC
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30, 2014	December 31, 2013
	(unaudited)
ASSETS
Cash	$11,858	$19,853
Restricted cash	654	571
Receivables	3,400	541
Loans and receivables from managed entities and related parties, net	32,586	30,923
Investments in real estate, net	17,084	17,696
Investment securities, at fair value	12,590	7,839
Investments in unconsolidated loan manager	38,461	37,821
Investments in unconsolidated entities	13,448	14,342
Assets of consolidated variable interest entity ("VIE") - RSO:
Cash and cash equivalents (including restricted cash)	313,528	325,579
Investments, at fair value	273,454	226,764
Loans	1,785,135	1,397,458
Investments in real estate and unconsolidated entities	89,989	124,193
Other assets	96,062	76,467
Total assets of consolidated VIE - RSO	2,558,168	2,150,461

Property and equipment, net	5,378	5,844
Deferred tax assets, net	24,607	27,769
Other assets	5,212	4,791
Total assets	$2,723,446	$2,318,451

LIABILITIES AND EQUITY
Liabilities:
Accrued expenses and other liabilities	$16,846	$22,134
Payables to managed entities and related parties	3,608	3,110
Borrowings	20,558	20,619
Liabilities of consolidated VIE - RSO:
Borrowings	1,579,985	1,320,015
Other liabilities	54,342	55,247
Total liabilities of consolidated VIE - RSO	1,634,327	1,375,262
Total liabilities	1,675,339	1,421,125

Commitments and contingencies

Equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	—	—
Common stock, $.01 par value, 49,000,000 shares authorized; 31,111,667 and 30,378,339 shares issued (including nonvested restricted stock of 674,701 and 400,194), respectively	304	299
Additional paid-in capital	290,947	288,555
Accumulated deficit	(24,290)	(26,025)
Treasury stock, at cost; 10,667,202 and 10,434,436 shares, respectively	(109,906)	(107,874)
Accumulated other comprehensive loss	(1,257)	(1,231)
Total stockholders’ equity	155,798	153,724
Noncontrolling interests	306	238
Noncontrolling interests attributable to RSO	892,003	743,364
Total equity	1,048,107	897,326
	$2,723,446	$2,318,451

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
REVENUES:
Real estate (includes revenues of $2,302, $2,805, $4,985 and $5,093 related to RSO)	$13,448	$12,153	$26,723	$23,493
Financial fund management (includes revenues of $753, $(111), $960 and $270 related to RSO)	8,141	2,445	15,216	6,732
Commercial finance (includes no revenue related to RSO)	(42)	(35)	(141)	(213)
	21,547	14,563	41,798	30,012
Revenues from consolidated VIE - RSO	34,608	21,647	66,539	52,225
Elimination of consolidated VIE revenues attributed to operating segments	(3,040)	(2,725)	(5,920)	(5,425)
Total revenues	53,115	33,485	102,417	76,812
COSTS AND EXPENSES:
Real estate	9,105	8,896	17,980	18,336
Financial fund management	2,779	1,694	7,168	4,222
Commercial finance	123	(219)	226	(174)
General and administrative	2,729	2,149	5,883	4,302
Provision for credit losses	1,575	1,647	2,783	1,985
Depreciation and amortization	465	489	916	905
	16,776	14,656	34,956	29,576
Expenses from consolidated VIE - RSO	19,861	11,368	32,985	27,556
Elimination of consolidated VIE expenses attributed to operating segments	(3,053)	(2,663)	(5,872)	(5,317)
Total expenses	33,584	23,361	62,069	51,815
OPERATING INCOME	19,531	10,124	40,348	24,997

OTHER INCOME (EXPENSE):
Gain on sale of investment securities, net	370	—	370	—
Other-than-temporary impairment on investments	—	—	—	(214)
Interest expense	(497)	(501)	(980)	(995)
Other income, net	18	83	183	272
	(109)	(418)	(427)	(937)
Other income, net, from consolidated VIE - RSO	2,509	—	1,178	—
Elimination of consolidated VIE other income attributed to operating segments	11	31	29	62
	2,411	(387)	780	(875)
Income from continuing operations before taxes	21,942	9,737	41,128	24,122
Income tax provision (benefit)	2,181	(1,511)	3,250	(1,657)
Income tax (benefit) provision - RSO	(446)	1,737	(430)	3,499
Income from continuing operations	20,207	9,511	38,308	22,280
Loss from discontinued operations, net of tax	—	—	—	(2)
Net income	20,207	9,511	38,308	22,278
Net (income) loss attributable to noncontrolling interests	(84)	(26)	(44)	17
Net income attributable to noncontrolling interests of consolidated VIE - RSO	(17,405)	(8,372)	(34,556)	(20,686)
Net income attributable to common shareholders	$2,718	$1,113	$3,708	$1,609
Amounts attributable to common shareholders:
Income from continuing operations	$2,718	$1,113	$3,708	$1,611
Discontinued operations	—	—	—	(2)
Net income	$2,718	$1,113	$3,708	$1,609

Basic earnings per share:
Continuing operations	$0.13	$0.05	$0.18	$0.08
Discontinued operations	—	—	—	—
Net income	$0.13	$0.05	$0.18	$0.08
Weighted average shares outstanding	20,386	20,297	20,320	20,219

Diluted earnings per share:
Continuing operations	$0.12	$0.05	$0.17	$0.07
Discontinued operations	—	—	—	—
Net income	$0.12	$0.05	$0.17	$0.07
Weighted average shares outstanding	22,032	22,106	22,031	21,969

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the three months ended June 30, 2014:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$13,448	$—	$—	$13,448
Financial fund management	8,141	—	—	8,141
Commercial finance	(42)	—	—	(42)
	21,547	—	—	21,547
Revenues from consolidated VIE - RSO	—	34,608	—	34,608
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(3,040)	(3,040)
Total revenues	21,547	34,608	(3,040)	53,115
COSTS AND EXPENSES:
Real estate	9,105	—	—	9,105
Financial fund management	2,779	—	—	2,779
Commercial finance	123	—	—	123
General and administrative	2,729	—	—	2,729
Provision for credit losses	1,575	—	—	1,575
Depreciation and amortization	465	—	—	465
	16,776	—	—	16,776
Expenses of consolidated VIE - RSO	—	19,415	446	19,861
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(3,053)	(3,053)
Total expenses	16,776	19,415	(2,607)	33,584
OPERATING INCOME	4,771	15,193	(433)	19,531

OTHER INCOME (EXPENSE):
Gain on sale of investment securities, net	370	—	—	370
Interest expense	(497)	—	—	(497)
Other income, net	590	—	(572)	18
Other income, net, from consolidated VIE - RSO	—	2,509	—	2,509
Elimination of consolidated VIE other expense, net	—	—	11	11
	463	2,509	(561)	2,411
Income from continuing operations before taxes	5,234	17,702	(994)	21,942
Income tax provision	2,181	—	(446)	1,735
Net income	3,053	17,702	(548)	20,207
Net income attributable to noncontrolling interests	(84)	—	—	(84)
Net income attributable to noncontrolling interests - RSO	—	(3,025)	(14,380)	(17,405)
Net income attributable to common shareholders	$2,969	$14,677	$(14,928)	$2,718

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the three months ended June 30, 2013:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$12,153	$—	$—	$12,153
Financial fund management	2,445	—	—	2,445
Commercial finance	(35)	—	—	(35)
	14,563	—	—	14,563
Revenues from consolidated VIE - RSO	—	21,647	—	21,647
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(2,725)	(2,725)
Total revenues	14,563	21,647	(2,725)	33,485
COSTS AND EXPENSES:
Real estate	8,896	—	—	8,896
Financial fund management	1,694	—	—	1,694
Commercial finance	(219)	—	—	(219)
General and administrative	2,153	—	(4)	2,149
Provision for credit losses	1,647	—	—	1,647
Depreciation and amortization	489	—	—	489
	14,660	—	(4)	14,656
Expenses of consolidated VIE - RSO	—	13,105	(1,737)	11,368
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(2,663)	(2,663)
Total expenses	14,660	13,105	(4,404)	23,361
OPERATING (LOSS) INCOME	(97)	8,542	1,679	10,124

OTHER INCOME (EXPENSE):
Interest expense	(501)	—	—	(501)
Other income, net	640	—	(557)	83
Elimination of consolidated VIE other expense, net	—	—	31	31
	139	—	(526)	(387)
Income from continuing operations before taxes	42	8,542	1,153	9,737
Income tax benefit	(1,511)	—	1,737	226
Net income	1,553	8,542	(584)	9,511
Net income attributable to noncontrolling interests	(26)	—	—	(26)
Net income attributable to noncontrolling interests - RSO	—	(1,800)	(6,572)	(8,372)
Net income attributable to common shareholders	$1,527	$6,742	$(7,156)	$1,113

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the six months ended June 30, 2014:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$26,723	$—	$—	$26,723
Financial fund management	15,216	—	—	15,216
Commercial finance	(141)	—	—	(141)
	41,798	—	—	41,798
Revenues from consolidated VIE - RSO	—	66,539	—	66,539
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(5,920)	(5,920)
Total revenues	41,798	66,539	(5,920)	102,417
COSTS AND EXPENSES:
Real estate	17,980	—	—	17,980
Financial fund management	7,168	—	—	7,168
Commercial finance	226	—	—	226
General and administrative	5,883	—	—	5,883
Provision for credit losses	2,783	—	—	2,783
Depreciation and amortization	916	—	—	916
	34,956	—	—	34,956
Expenses of consolidated VIE - RSO	—	32,555	430	32,985
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(5,872)	(5,872)
Total expenses	34,956	32,555	(5,442)	62,069
OPERATING INCOME	6,842	33,984	(478)	40,348

OTHER INCOME (EXPENSE):
Gain on sale of investment securities, net	370	—	—	370
Interest expense	(980)	—	—	(980)
Other income, net	1,327	—	(1,144)	183
Other income, net, from consolidated VIE - RSO	—	1,178	—	1,178
Elimination of consolidated VIE other income, net	—	—	29	29
	717	1,178	(1,115)	780
Income from continuing operations before taxes	7,559	35,162	(1,593)	41,128
Income tax provision	3,250	—	(430)	2,820
Net income	4,309	35,162	(1,163)	38,308
Net income attributable to noncontrolling interests	(44)	—	—	(44)
Net income attributable to noncontrolling interests - RSO	—	(5,369)	(29,187)	(34,556)
Net income attributable to common shareholders	$4,265	$29,793	$(30,350)	$3,708

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the six months ended June 30, 2013:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$23,493	$—	$—	$23,493
Financial fund management	6,732	—	—	6,732
Commercial finance	(213)	—	—	(213)
	30,012	—	—	30,012
Revenues from consolidated VIE - RSO	—	52,225	—	52,225
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(5,425)	(5,425)
Total revenues	30,012	52,225	(5,425)	76,812
COSTS AND EXPENSES:
Real estate	18,336	—	—	18,336
Financial fund management	4,222	—	—	4,222
Commercial finance	(174)	—	—	(174)
General and administrative	4,310	—	(8)	4,302
Provision for credit losses	1,985	—	—	1,985
Depreciation and amortization	905	—	—	905
	29,584	—	(8)	29,576
Expenses from consolidated VIE - RSO	—	27,556	—	27,556
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(5,317)	(5,317)
Total expenses	29,584	27,556	(5,325)	51,815
OPERATING INCOME	428	24,669	(100)	24,997

OTHER INCOME (EXPENSE):
Other-than-temporary impairment on investments	(214)	—	—	(214)
Interest expense	(995)	—	—	(995)
Other income, net	1,385	—	(1,113)	272
Elimination of consolidated VIE other income, net	—	—	62	62
	176	—	(1,051)	(875)
Income from continuing operations before taxes	604	24,669	(1,151)	24,122
Income tax (benefit) provision	(1,657)	3,499	—	1,842
Income from continuing operations	2,261	21,170	(1,151)	22,280
Loss from discontinued operations, net of tax	(2)	—	—	(2)
Net income	2,259	21,170	(1,151)	22,278
Net loss attributable to noncontrolling interests	17	—	—	17
Net income attributable to noncontrolling interests - RSO	—	(20,686)	—	(20,686)
Net income attributable to common shareholders	$2,276	$484	$(1,151)	$1,609

Amounts attributable to common shareholders:
Income from continuing operations	$2,278	$484	$(1,151)	$1,611
Discontinued operations	(2)	—	—	(2)
Net income	$2,276	$484	$(1,151)	$1,609

Schedule I

RECONCILIATION OF GAAP NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO
ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (1)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Net income attributable to common shareholders - GAAP	$2,718	$1,113	$3,708	$1,609

Adjustments, net of tax:
Income, net of eliminations, attributable to consolidation of RSO	251	418	557	675
Loss attributable to commercial finance	1,180	844	2,070	2,852	(2)
Deferred tax provision (benefit)	466	(1,873)	627	(2,098)
Adjusted net income attributable to common shareholders	$4,615	$502	$6,962	$3,038

Adjusted weighted average diluted shares outstanding	22,032	22,106	22,031	21,969

Adjusted net income attributable to common shareholders per common per share-diluted	$0.21	$0.02	$0.32	$0.14

(1)
Adjusted net income attributable to common shareholders presents the Company's operations prior to the consolidation of RSO and without the effect of its commercial finance operations and deferred tax provision (benefit). The Company believes that this provides useful information to investors since it allows investors to evaluate the Company's progress, excluding the impact of the RSO consolidation, in both its real estate and financial fund management segments for the three and six months ended June 30, 2014 and 2013 separately from its commercial finance operations and deferred tax provision (benefit). Adjusted net income attributable to common shareholders should not be considered as an alternative to net income attributable to common shareholders (computed in accordance with GAAP). Instead, adjusted net income attributable to common shareholders should be reviewed in connection with net income attributable to common shareholders in the Company's consolidated financial statements to help analyze how the Company's business is performing.

(2)	Utilizes a full year continuing income tax rate of 35%.